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Putnam Investments

Putnam Retirement Income Fund Lifestyle 1

Summary prospectus

11 | 30 | 18

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS R6	CLASS Y
	PRMAX	PRMLX	PRMCX	PRMMX	PRMKX	PREWX	PRMYX

Putnam Retirement Income Fund Lifestyle 1

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 11/30/18, are incorporated by reference into this summary prospectus.

Goal

Putnam Retirement Income Fund Lifestyle 1 seeks as high a rate of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 91 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s SAI.

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.25%	NONE
Class R	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses+	Acquired fund fees and expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.00%	0.25%	0.27%	0.58%	1.10%	(0.13)%	0.97%
Class B	0.00%	1.00%	0.27%	0.58%	1.85%	(0.13)%	1.72%
Class C	0.00%	1.00%	0.27%	0.58%	1.85%	(0.13)%	1.72%
Class M	0.00%	0.50%	0.27%	0.58%	1.35%	(0.13)%	1.22%
Class R	0.00%	0.50%	0.27%	0.58%	1.35%	(0.13)%	1.22%
Class R6	0.00%	N/A	0.18%	0.58%	0.76%	(0.13)%	0.63%
Class Y	0.00%	N/A	0.27%	0.58%	0.85%	(0.13)%	0.72%

*	Applies only to certain redemptions of shares bought with no initial sales charge.
**	This charge is phased out over six years.
***	This charge is eliminated after one year.
+	Restated to reflect current fees.
#	Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/19. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$495	$723	$970	$1,675
Class B	$675	$869	$1,189	$1,962
Class B (no redemption)	$175	$569	$989	$1,962
Class C	$275	$569	$989	$2,159
Class C (no redemption)	$175	$569	$989	$2,159
Class M	$445	$726	$1,028	$1,885
Class R	$124	$415	$727	$1,613
Class R6	$64	$230	$410	$930
Class Y	$74	$258	$459	$1,037

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 68%.

Investments, risks, and performance

Investments

The fund employs an asset allocation strategy designed for investors who are already in retirement or who plan to retire (or otherwise begin withdrawing the invested funds) in the near future. The fund is designed to provide diversification among different asset classes by investing its assets in other Putnam mutual funds, referred to as underlying funds.

The following table presents your fund’s approximate asset allocations as of November 30, 2018.

Underlying Funds*
Putnam Dynamic Asset Allocation Conservative Fund	34.0%
Putnam Government Money Market Fund	6.0%
Putnam Fixed Income Absolute Return Fund	30.0%
Putnam Multi-Asset Absolute Return Fund	30.0%
Equity**	10.2%
Fixed Income**	29.8%
Absolute Return**	60.0%

*	Because of rounding in the calculation of allocations among underlying funds and market fluctuations, actual allocations might be more or less than these percentages.
**	Equity, fixed income and absolute return allocations are hypothetical estimates based on Putnam Dynamic Asset Allocation Conservative Fund’s strategic allocation to equity and fixed income investments as set forth in its prospectus; assumptions that Putnam Government Money Market Fund is equivalent to a fixed income investment; and assumptions that Putnam Multi-Asset Absolute Return Fund and Putnam Fixed Income Absolute Return Fund are equivalent to an absolute return investment. Putnam Multi-Asset Absolute Return Fund and Putnam Fixed Income Absolute Return Fund follow an “absolute return” strategy that seeks to earn a positive total return over a reasonable period of time, regardless of market conditions or general market direction. Actual allocations will vary.

The fund’s target allocations may differ from this illustration. We may change the fund’s target allocations and the underlying funds in which it invests at any time, although we do not expect to make changes frequently. We assume investors will make gradual withdrawals from the fund. More information about the underlying funds is available in each of those funds’ prospectuses.

Risks

It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement.

Our allocation of assets among asset classes and the underlying funds may hurt performance.

The fund invests in underlying funds and indirectly bears expenses related to the underlying funds. Although Putnam Investment Management, LLC serves as the investment adviser of the underlying funds, an underlying fund may change its investment program or policies without the fund’s approval, which could require the fund to reduce or eliminate its allocation to the underlying fund at an unfavorable time.

The fund also bears the following risks associated with the underlying funds:

If the quantitative models or data that are used in managing an underlying fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

The value of stocks and bonds in the underlying funds’ portfolios may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the underlying funds’ portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

Bond investments are subject to interest rate risk, which means the value of the underlying funds’ bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuers of the underlying funds’ bond investments may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”), which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The underlying funds may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

An underlying fund’s active trading strategies may lose money or not earn a return sufficient to cover trading and other costs and an underlying fund’s allocation of assets among permitted asset categories may hurt performance. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. Commodity-linked notes are subject to the same risks as commodities, such as weather, disease, political, tax and other regulatory developments and other factors affecting the value of commodities. An underlying fund’s use of leverage obtained through derivatives increases the risk of investing in the underlying fund by increasing investment exposure. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The efforts of some underlying funds to produce lower volatility returns may not be successful. In addition, under certain market conditions, these funds may accept greater volatility than would typically be the case.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is designed for investors in or near retirement or otherwise seeking an investment for use with a periodic withdrawal program. Investors are encouraged to seek the assistance of a financial advisor in developing a periodic withdrawal program that is appropriate to their personal investment goals and financial circumstances. The fund also serves as the fund into which each of the Putnam RetirementReady Funds will be merged near the end of the target year of the Putnam RetirementReady Fund. The fund makes no representations regarding its suitability for any particular investor or periodic withdrawal program. Investors should understand that pursuing higher returns may involve higher volatility and that a fund’s performance results may not be sustainable.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges (for periods ended 12/31/17)

Share class	1 year	5 years	10 years
Class A before taxes	2.53%	2.86%	2.32%
Class A after taxes on distributions	1.68%	1.96%	1.32%
Class A after taxes on distributions and sale of fund shares	1.52%	1.82%	1.38%
Class B before taxes	1.02%	2.57%	2.13%
Class C before taxes	5.00%	2.93%	1.98%
Class M before taxes	3.01%	2.75%	2.05%
Class R before taxes	6.55%	3.45%	2.48%
Class R6 before taxes*	7.13%	3.99%	3.01%
Class Y before taxes	7.04%	3.96%	3.00%
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%
S&P 500 Index (no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

*	Performance for class R6 shares prior to its inception (9/1/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

The Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Robert Schoen
Chief Investment Officer, Global Asset
Allocation, portfolio manager of the fund
since 2004

James Fetch
Co-Head of Global Asset Allocation, portfolio
manager of the fund since 2012

Jason Vaillancourt
Co-Head of Global Asset Allocation, portfolio
manager of the fund since 2012

Sub-advisor

Putnam Investments Limited*

*	Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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